Margin Loan Payable	12 Months Ended
Apr. 30, 2023
Bank Debt Instruments [Abstract]
Bank debt instruments

9. Margin Loan Payable

On May 7, 2021, as amended and restated on January 17, 2023, the Company established a margin loan facility for a maximum amount of approximately $18,552 (US$15 million) (the "Facility"). The margin loan is subject to an interest rate of Adjusted Term SOFR Rate plus 5.50% per annum and the unutilized portion of the Facility is subject to a standby fee of 2.50% per annum. The Adjusted Term SOFR Rate shall mean on any date the Term SOFR Reference Rate published by CME Group Benchmark Administration Limited for the tenor comparable to the applicable interest period, plus credit spread adjustment. In addition, the Company paid a one-time facility fee equal to 1.25% of the Facility.

The Facility was secured by a pledge of all the shares of Yellow Cake held by the Company (Note 5). The Facility matured on May 5, 2023, unless repaid earlier, and was subject to customary margin requirements and share price triggers.

During the year ended April 30, 2023, the Company partially repaid $14.9 million (US$11.1 million), of which a portion of the repayment was funded by the proceeds received from the disposition of the Yellow Cake ordinary shares. The Facility was fully settled and extinguished on May 3, 2023.

The following outlines the movement of the margin loan during the year ended at April 30, 2023:

	US$'000	$

Draw-down	10,175	12,710
Less: transaction costs and fees	(239)	(295)
Interest expense	573	721
Interest paid	(462)	(582)
Unrealized foreign exchange loss	—	354
Balance, as at April 30, 2022	10,047	12,908
Draw-down	8,000	10,696
Less: principal payment	(11,121)	(14,864)
Interest expense	1,270	1,628
Interest paid	(1,019)	(1,348)
Unrealized foreign exchange loss	—	706
Balance, as at April 30, 2023	7,177	9,726